Exhibit 10.1
Executive Officer Compensation Summary
In comparison to the Executive Officer Compensation Summary attached as Exhibit 10.1 to the Company’s 10-Q filed on August 9, 2005, the 2006 base salaries for executive officers have been amended as represented below:

		2005	2006	Change in
Name	Title	Base Salary	Base Salary	Base Salary
Patrick J. Balthrop	Chief Executive Officer and President	$400,000	$400,000	N/A
Harriss T. Currie	Vice President, Finance and Chief Financial Office	$228,800	$228,800	N/A
	and Treasurer
Randel S. Marfin	Vice President, Luminex Bioscience Group	$225,500	$225,500	N/A

James W. Jacobson	Vice President, Research and Development	$225,500	$225,500	N/A

Oliver H. Meek	Vice President, Manufacturing	$192,850	$192,850	N/A
David S. Reiter	Vice President, General Counsel and Corporate Secretary	$214,200	$214,200	N/A

Gregory J. Gosch	Vice President, Marketing and Sales	$187,775	$200,000	$12,225

Russell W. Bradley	Vice President, Business Development and Strategic	$185,000	$185,000	N/A
	Planning